ANCHOR NATIONAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

(PORTION RELATING TO THE POLARIS CHOICE VARIABLE ANNUITY)

SUPPLEMENT TO THE POLARIS CHOICE PROSPECTUS

DATED AUGUST 1, 2002

The paragraph and heading titled "Service Fees" on page 20 of the prospectus is replaced in its entirety with the following:

12b-1 Fees

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SAST"), under the distribution plan which is applicable to Class B shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SAST Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.15%, 0.25% and 0.25% fee applicable to Anchor Series Trust, the Class II shares of the Van Kampen Life Investment Trust, and Nations Separate Account Trust, respectively, is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and/or Nations Separate Account Trust.

Date: August 12, 2002

Please keep this Supplement with your Prospectus.